UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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Walter Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on April 23, 2015 Meeting Information WALTER ENERGY, INC. Meeting Type: Annual Meeting For holders as of: March 3, 2015 Date: April 23, 2015 Time: 10:00 AM CT Location: Hyatt Regency Birmingham-The Wynfrey Hotel 1000 Riverchase Galleria Birmingham, AL 35244 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. WALTER ENERGY, INC. 3000 RIVERCHASE GALLERIA BIRMINGHAM, ALABAMA 35244 M84454-P59774 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report How to View Online: Have available the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX XXXX . XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 9, 2015 to facilitate timely delivery. How To Vote M84455-P59774 Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot in order to vote these shares. Vote By Internet: To vote now by Internet, visit www.proxyvote.com. Have available the information that is printed in the box marked by the arrow (located on the following page) and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors The Board of Directors recommends that you vote FOR proposals 2 and 3: Nominees: 1a. Mary R."Nina" Henderson 2. To approve, in a non-binding, advisory vote, the compensation of the Company's named executive officers. 1b. Jerry W. Kolb 3. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2015. 1c. Patrick A. Kriegshauser 1d. Joseph B. Leonard NOTE: If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof, the persons named as proxies will vote these shares according to their best judgment. 1e. Bernard G. Rethore 1f. Walter J. Scheller, III 1g. Michael T. Tokarz 1h. A. J. Wagner M84456-P59774

M84457-P59774